SERVICE AGREEMENT

         THIS AGREEMENT is entered into as of the 30th day of September 1997, by and between PACWEST NETWORK, INC. ("Pacwest") and GST TELECOM HAWAII, INC. ("GSTH"). This Agreement, together with the Management Agreement dated September 30, 1997, supersedes the Restated and Amended Traffic Agreement and the Restated and Amended Usage Agreement, each dated as of June 21, 1994 and restated and amended as of November 1, 1995.

                               W I T N E S S E T H

         WHEREAS, Pacwest is a common carrier authorized to operate a common carrier microwave transmission system ("the System") located in Hawaii pursuant to licenses (the "Licenses") issued by the Federal Communications Commission ("FCC") as set forth in Schedule A; and

         WHEREAS, GSTH is a common carrier that wishes to obtain capacity on the System in order to provide its own interstate voice and data communications services.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. CAPACITY.

            (a) Pacwest hereby agrees to make available to GSTH ninety percent (90%) of the total transmission capacity available on the System;

            (b) GSTH expressly acknowledges that all transmission capacity available over the System and not made available to GSTH under this Agreement shall be available to Pacwest for Pacwest to make available to other customers at Pacwest's sole discretion.

            (c) The capacity available to GSTH under this Agreement will be used by GSTH to fulfill requirements for provision of common carrier traffic termination services to carriers and bulk capacity customers or to provide service to GSTH's own end user customers, or both.

            (d) GSTH may enter into agreements with its customers to provide some or all of the capacity GSTH is obtaining herein on the System. Such customer agreements must be expressly subject to the provisions of this Agreement.

         2. TECHNICAL STANDARDS AND REQUIREMENTS FOR INTERCONNECTION.

            (a) INTERCONNECTION STANDARDS. GSTH shall deliver its own traffic, and shall require each of its customers to deliver its traffic, in a digital DS-1 format at such points of presence as mutually agreed upon by the parties.

            (b) ACCESS FACILITIES AND MINIMUM LOADING. GSTH may determine, in its discretion, minimum loading or minimum capacity requirements applicable to its customers. GSTH also may submit, for final approval by Pacwest (which approval will not be unreasonably withheld), the particular access arrangements to the System to be made available to GSTH's customers as well as arrangements for interconnection between GSTH customers' facilities and the System.

         3. WARRANTY. Pacwest will use its best efforts to maintain the overall network quality of the capacity provided over the System. The quality of the services Pacwest provides hereunder shall be consistent with common carrier industry standards, government regulations and sound business practices.

         4. TRANSFER OF LICENSES. Pacwest Network, Inc. hereby undertakes, as soon as practicable after receipt of FCC approval, to transfer the Licenses to a single-purpose entity that (i) will enter into agreements with GSTH substantially identical to this Agreement, the Management Agreement of even date herewith between the parties hereto and the Purchase Agreement of even date herewith among the parties hereto and GST Telecom Inc. and (ii) will represent, warrant and covenant to GSTH that it has not engaged, and will not engage, in any business activities other than activities consisting of, or associated with or incidental to, the ownership or exploitation of the Licenses or operation of the System, which obligations shall be enforceable by injunction. Pacwest shall file all necessary application materials for approval by the FCC of the transfer of the Licenses described in the preceding sentence within 10 business days of the date hereof.

         5. TERM. The term of this Agreement commences as of the date hereof, and shall terminate upon mutual agreement of the parties unless earlier terminated under the provisions of paragraph 6.

         6. TERMINATION FOR CAUSE. Either party shall have the right to terminate this Agreement upon notice to the other party at any time during the term hereof upon the occurrence of any of the following events:

            (a) any material failure by a party to perform any of its obligations under this Agreement in the event that such failure is not cured within thirty (30) days after the defaulting party receives notice from the non-defaulting party of such failure;

            (b) the insolvency of, or appointment of a receiver of the property of, the other party; or,

            (c) the filing of a voluntary or involuntary petition by or against the other party under the Bankruptcy laws of the United States.

            (d) the determination of a third party with expertise in FCC regulations mutually selected by Pacwest and GSTH that the acts of GSTH or the terms of this Agreement have been or are likely to be determined to be inconsistent with the rules and policies of the FCC or any other governmental agency having jurisdiction over Pacwest as such rules and policies apply to Pacwest.

         7. INDEMNIFICATION.

            (a) Each party shall indemnify and hold the other party harmless against any and all damages, claims, actions or suits arising out of or in connection with such indemnifying party's provision of service or capacity to third parties under this Agreement.

            (b) In no event will either party hereto be liable to the other party for any indirect, special, incidental or consequential losses or damages, including, without limitation, loss of revenue, loss of customers or clients, loss of goodwill or loss of profits arising in any manner from this Agreement or the performance or nonperformance of obligations hereunder.

         8. PAYMENT. In consideration of the ability to utilize the capacity pursuant to this Agreement, GSTH shall pay Pacwest the sum of $3,000 per month.

         9. NOTICES. All notices and other communications hereunder shall be given in writing and shall be deemed to have been duly given if delivered personally, if transmitted by telecopier to the number(s) designated below or if mailed by first class United States mail, postage prepaid, to the address(es) designated below, or to such other address as either party may specify from time to time. All notices and other communications hereunder shall be deemed to have been given on the date of receipt.

        If to Pacwest:

               Pacwest Network, Inc.
               1701 Broadway, Suite 307
               Vancouver, Washington 98663
               Attn: Chief Executive Officer
               Telecopier: (360) 354-6964

        If to GSTH:

               GST Telecom Hawaii, Inc.
               4317 N.E. Thurston Way
               Vancouver, WA 98662
               Attn: Chief Executive Of fleer
               Telecopier: (360) 260-2075

         10. NO WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

         11. ASSIGNMENT. Neither party shall assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other party, and any attempted assignment or transfer by either party not in compliance with this provision shall be null and void ad initio; provided that GSTH shall be permitted to assign this Agreement and its rights and obligations thereunder to any affiliate of GSTH and/or Tomen Corporation or any of its affiliates.. This Agreement shall bind and inure to the benefit of any permitted successors and assigns of the parties.

         12. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, not including the conflicts of laws principles of that State.

         13. CONSTRUCTION. It is the intent of the parties that operation of the facilities under this Agreement comply with the Communications Act of 1934, as amended, and all provisions of this Agreement shall be so construed.

         14. SEVERABILITY. If any provision of this Agreement shall be declared illegal, invalid or unenforceable by any governmental authority with jurisdiction over GSTH, Pacwest, and/or the facilities, then the remainder of this Agreement shall remain in full force and effect without the offending provision, provided that such remainder substantially reflects the original agreement of the parties.

         15. AMENDMENTS. This Agreement represents the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes any and all prior negotiations, understandings an agreements with respect thereto, and may be amended only by a writing signed by both parties.

         16. NO JOINT VENTURE. Nothing in this Agreement shall be construed to make Pacwest and GSTH joint venturers or to impose upon either of them any liability as such.

         17. LIMITATIONS ON LIABILITY. Neither GSTH nor Pacwest shall have any liability for failure to comply with this Agreement if such failure results from the occurrence of any contingency beyond the reasonable control of such party.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which taken together shall constitute one Agreement binding on both of the parties hereto, notwithstanding that both parties shall not have signed the same counterpart.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PACWEST NETWORK, INC. ("Pacwest")



                              By: /s/ John Warta
                                  -------------------------------
                                  John Warta, President


                              GST TELECOM HAWAII, INC.


                              By: /s/ Clifford V. Sander
                                  ---------------------------------
                                  Clifford V. Sander, Vice President

The undersigned hereby agree that the foregoing agreement and the Management Agreement of even date therewith supersede the Restated and Amended Traffic Agreement and the Restated and Amended Usage Agreement, each dated as of June 21, 1994 and restated and amended as of November 1, 1995.

                              GST PACWEST TELECOM HAWAII, INCORPORATED



                              By: /s/ Clifford V. Sander
                                  ----------------------------------
                                  Clifford V. Sander, Vice President


                              GST TELECOM INC.



                              By: /s/ Clifford V. Sander
                                  ----------------------------------
                                  Clifford V. Sander, Vice President

                                   SCHEDULE A

                                                              SEPTEMBER 22, 1997

                         PACWEST MICROWAVE LICENSE CHART

--------------------------------------------------------------------------------
CALL SIGN                  SITE                                FCC FILE NO.

--------------------------------------------------------------------------------
WNTM 942                   Honolulu, HI                          781465

                                                                 C703102

--------------------------------------------------------------------------------
WNTM 943                   Honolulu, HI                          781466

                                                                 C703101

--------------------------------------------------------------------------------
WMJ 474                    Grosvenor Center, HI                  18182-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 475                    2121 Ala Wai, HI                      18183-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 476                    Waterfront, HI                        18184-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 477                    Pacific Tower, HI                     18185-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 478                    Dillingham, HI                        18186-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WMJ 479                    Pacific Beach, HI                     18187-CF-P-91

                                                                 94-13239

--------------------------------------------------------------------------------
WHO 653                    Kilohana, HI                          94-13240

--------------------------------------------------------------------------------
WHO 654                    Mauna Kapu, HI                        1242-CF-1-87

                                                                 30024-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 657                    Wahiawa, HI                           11406-CF-L-86

                                                                 30013-CF-R-91

                                                                 94-13240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO 658                    Pearlridge, HI                        11407-CF-L-86

                                                                 30014-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 659                    Grosvenor, HI                         11408-CF-L-86

                                                                 30015-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 660                    Ala Wai, HI                           11409-CF-L-86

                                                                 30016-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 661                    Koko Head, HI                         11410-CF-L-86

                                                                 30017-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 662                    Kahala, HI                            94-13240

--------------------------------------------------------------------------------
WHO 664                    Puu Nana, HI                          11417-CF-L-86

                                                                 30026-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 665                    Kailua, HI                            1243-CF-L-87

                                                                 30019-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 666                    Waimanalo, HI                         1244-CF-L-87

                                                                 30020-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 668                    Launiukoki, HI                        11412-CF-L-6

                                                                 30010-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 669                    Kaanapali, HI                         94-13240

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO 670                    Keonehunehune, HI                     11414-CF-L-86
                                                                 1245-CF-L-87

                                                                 30018-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 671                    Kahuludi, HI                          11415-CF-L-86

                                                                 30011-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 672                    Kihei, HI                             11416-CF-L-86

                                                                 30012-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 673                    Huehue, HI                            1246-CF-L-87

                                                                 30021-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 674                    Kona, HI                              1247-CF-L-87

                                                                 30022-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 675                    Sheep Station, HI                     1248-CF-L-87

                                                                 30023-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WHO 676                    Hilo, HI                              1249-CF-L-87

                                                                 30025-CF-R-91

                                                                 94-13240

--------------------------------------------------------------------------------
WLN 644                    Hawaii Kai, HI                        94-13240

--------------------------------------------------------------------------------
WPJD 398                   Kihei, HI                             9602113
--------------------------------------------------------------------------------
WPJD 399                   Haleakala, HI                         9602112
--------------------------------------------------------------------------------